AGREEMENT

     Made as of this 30th day of August, 2017, by and among VANGUARD ADMIRAL FUNDS, VANGUARD BOND INDEX FUNDS, VANGUARD CALIFORNIA TAX-FREE FUNDS, VANGUARD CHARLOTTE FUNDS, VANGUARD CHESTER FUNDS, VANGUARD CMT FUNDS, VANGUARD CONVERTIBLE SECURITIES FUND, VANGUARD EXPLORER FUND, VANGUARD FENWAY FUNDS, VANGUARD FIXED INCOME SECURITIES FUNDS, VANGUARD HORIZON FUNDS, VANGUARD INDEX FUNDS, VANGUARD INSTITUTIONAL INDEX FUNDS, VANGUARD INTERNATIONAL EQUITY INDEX FUNDS, VANGUARD MALVERN FUNDS, VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS, VANGUARD MONEY MARKET RESERVES, VANGUARD MONTGOMERY FUNDS, VANGUARD MORGAN GROWTH FUND, VANGUARD MUNICIPAL BOND FUNDS, VANGUARD NEW JERSEY TAX-FREE FUNDS, VANGUARD NEW YORK TAX-FREE FUNDS, VANGUARD OHIO TAX-FREE FUNDS, VANGUARD PENNSYLVANIA TAX-FREE FUNDS, VANGUARD QUANTITATIVE FUNDS, VANGUARD SCOTTSDALE FUNDS, VANGUARD SPECIALIZED FUNDS, VANGUARD STAR FUNDS, VANGUARD TAX-MANAGED FUNDS, VANGUARD TRUSTEES’ EQUITY FUND, VANGUARD VALLEY FORGE FUNDS, VANGUARD VARIABLE INSURANCE FUNDS, VANGUARD WELLESLEY INCOME FUND, VANGUARD WELLINGTON FUND, VANGUARD WHITEHALL FUNDS, VANGUARD WINDSOR FUNDS, AND VANGUARD WORLD FUND (hereinafter collectively referred to as the “Funds”) and THE VANGUARD GROUP, INC. (“Vanguard”), AND VANGUARD MARKETING CORPORATION (“VMC”).

THIS AGREEMENT is entered into under the following circumstances:

     WHEREAS, Section 17(g) of the Investment Company Act of 1940 (“the Act”) provides that the Securities and Exchange Commission (“SEC”) is authorized to require that the officers and employees of registered management investment companies who, either singly or jointly with others, may have access to the Funds’ assets, be bonded against larceny and embezzlement, and the SEC has promulgated such rules and regulations (“Rule 17g-1”); and WHEREAS, the Funds, Vanguard and WMC are named as joint insureds under the terms of a bond or policy of insurance with total coverage of $400,000,000 which insures against larceny and embezzlement by officers and employees (the “Joint Insured Bond”); and

     WHEREAS, a majority of the members of the Boards of Trustees of the Funds (the “Board”), who are not “interested persons” as defined by Section 2(a)(19) of the Act, have given due consideration to all factors relevant to the form, amount and apportionment of recoveries and premium on the Joint Insured Bond, and the Boards have approved the term and amount of the Joint Insured Bond, the portion of the premium payable by each party, and the manner in which recovery on the Joint Insured Bond, if any, shall be shared by and among the parties as set forth below in this Agreement; and

WHEREAS, the Funds, Vanguard and VMC now desire to enter into this Agreement as required by Rule 17g-1(f) of the Act to establish the manner in which recovery on the Joint Insured Bond, if any, shall be shared.

NOW, THEREFORE, IT IS HEREBY AGREED by and among the parties as follows:

1. ALLOCATION OF PREMIUMS

     The annual premium shall be allocated among the Funds, based on relative net assets, in accordance with a Board-approved methodology, and expensed monthly over the term of the Joint Insured Bond.

2. ALLOCATION OF RECOVERIES

     A. In the event of a separate loss or losses under the Joint Insured Bond, the party suffering a loss or losses shall be entitled to be indemnified up to the full amount of the Joint Insured Bond.

     B. If more than one party is damaged in a single loss or occurrence for which recovery is received under the Joint Insured Bond, each such party shall receive that portion of the recovery which represents the loss sustained by that party, unless the recovery is inadequate to fully indemnify each party sustaining a loss.

     C. If the recovery is inadequate to fully indemnify each party sustaining a loss, the recovery shall be allocated among the parties as follows: (i) Each party sustaining a loss shall be allocated an amount equal to the lesser of its actual loss or at least equal to the amount which it would have received had it provided and maintained a single insured bond with the minimum coverage as set forth in Exhibit A as attached.

     (ii) The remaining portion of the recovery shall be allocated to each party sustaining a loss not fully indemnified by the allocation under subparagraph (i) above, in ratio of the premium paid by each such party to the premium paid by all parties.

3. BOND COVERAGE REQUIRED

     Each party has determined the minimum amount of fidelity bond coverage deemed appropriate to be maintained. This amount is set forth in Exhibit A and each Fund represents and warrants to each of the other parties that the minimum amount of coverage required by Rule 17g-1(d)(1) is not more than reflected in Exhibit A. Each Fund further agrees that its minimum coverage shall not be less than the minimum coverage required by Rule 17g-1(d)(1).

     4. This Agreement shall apply to the present fidelity bond coverage and any renewal or replacement thereof and shall continue until terminated by any party that provides 60 days’ written notice to the other parties.

     5. Any dispute arising under this Agreement shall be submitted to arbitration under the Rules of the American Arbitration Association and the decision rendered therein shall be final and binding upon the parties hereto.

     6. No amendment, modification, or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized representative of each party. Notwithstanding the foregoing, Exhibit A to this Agreement shall be reviewed and updated by the parties from time to time as agreed by the parties. Such Exhibit A may be revised and replaced by (a) mutual written agreement, which does not require an amendment to the Agreement, or (b) one party providing written notice to the other parties. Such written agreement or notice shall set forth the revised version of the Exhibit A and the date on which such revisions shall be effective.

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IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on their behalf by their duly authorized officers as of the date first written above.

VANGUARD ADMIRAL FUNDS
VANGUARD BOND INDEX FUNDS
VANGUARD CALIFORNIA TAX-FREE FUNDS
VANGUARD CHARLOTTE FUNDS
VANGUARD CHESTER FUNDS
VANGUARD CMT FUNDS
VANGUARD CONVERTIBLE SECURITIES FUND
VANGUARD EXPLORER FUND
VANGUARD FENWAY FUNDS
VANGUARD FIXED INCOME SECURITIES FUNDS
VANGUARD HORIZON FUNDS
VANGUARD INDEX FUNDS
VANGUARD INSTITUTIONAL INDEX FUNDS
VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
VANGUARD MALVERN FUNDS
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
VANGUARD MONEY MARKET RESERVES
VANGUARD MONTGOMERY FUNDS
VANGUARD MORGAN GROWTH FUND
VANGUARD MUNICIPAL BOND FUNDS
VANGUARD NEW JERSEY TAX-FREE FUNDS
VANGUARD NEW YORK TAX-FREE FUNDS
VANGUARD OHIO TAX-FREE FUNDS
VANGUARD PENNSYLVANIA TAX-FREE FUNDS
VANGUARD QUANTITATIVE FUNDS
VANGUARD SCOTTSDALE FUNDS
VANGUARD SPECIALIZED FUNDS
VANGUARD STAR FUNDS
VANGUARD TAX-MANAGED FUNDS
VANGUARD TRUSTEES’ EQUITY FUND
VANGUARD VARIABLE INSURANCE FUNDS
VANGUARD VALLEY FORGE FUNDS
VANGUARD WELLESLEY INCOME FUND
VANGUARD WELLINGTON FUND
VANGUARD WHITEHALL FUNDS
VANGUARD WINDSOR FUNDS
VANGUARD WORLD FUND

By:	/s/ Anne E. Robinson
Anne E. Robinson
Secretary

Attest:	/s/ Laura J. Merianos
Laura J. Merianos
Assistant Secretary

THE VANGUARD GROUP, INC.

By:	/s/ Anne E. Robinson
Anne E. Robinson
Managing Director, General Counsel, and Secretary

Attest:	/s/ Michael L. Kimmel
Michael L. Kimmel
Principal and Assistant Secretary

VANGUARD MARKETING CORPORATION

By:	/s/ Anne E. Robinson
Anne E. Robinson
Director and Senior Vice President

Attest:	/s/ Michael L. Kimmel
Michael L. Kimmel
Assistant Secretary

EXHIBIT A

Rule 17g-1
Minimum Bond Requirements

As of 5/31/2018

		Bond
Fund/Portfolio Name	Net Assets	Requirement

Vanguard Admiral Funds	26,680,760,333	2,500,000
Vanguard S&P 500 Growth Index Fund
Vanguard S&P 500 Value Index Fund
Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard S&P Mid-Cap 400 Index Fund
Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund
Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard Treasury Money Market Fund
Vanguard Bond Index Funds	477,249,075,750	2,500,000
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Total Bond Market Index Fund
Vanguard Total Bond Market II Index Fund
Vanguard California Tax-Free Funds	22,545,839,090	2,500,000
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard California Long-Term Tax-Exempt Fund
Vanguard California Municipal Money Market Fund
Vanguard Charlotte Funds	106,859,616,928	2,500,000
Vanguard Total International Bond Index Fund
Vanguard Chester Funds	469,180,087,502	2,500,000
Vanguard Institutional Target Retirement Income Fund
Vanguard Institutional Target Retirement 2015 Fund
Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund
Vanguard PRIMECAP Fund
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund
Vanguard CMT Funds	69,935,844,211	2,500,000
Vanguard Market Liquidity Fund
Vanguard Municipal Cash Management Fund
Vanguard Convertible Securities Fund	1,115,713,169	1,250,000
Vanguard Convertible Securities Fund
Vanguard Explorer Fund	14,843,507,695	2,500,000
Vanguard Explorer Fund
Vanguard Fenway Funds	42,183,722,613	2,500,000
Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund
Vanguard Fixed Income Securities Funds	185,273,747,197	2,500,000
Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Real Estate II Index Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Short-Term Treasury Fund
Vanguard Ultra-Short-Term Bond Fund
Vanguard Horizon Funds	32,008,947,889	2,500,000
Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds	1,614,542,286,097	2,500,000
Vanguard 500 Index Fund
Vanguard Extended Market Index Fund
Vanguard Growth Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Total Stock Market Index Fund
Vanguard Value Index Fund
Vanguard Institutional Index Funds	268,440,219,563	2,500,000
Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund
Vanguard International Equity Index Funds	189,168,490,307	2,500,000
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard FTSE All-World Ex-US Index Fund
Vanguard FTSE All-World Ex-US Small-Cap Index Fund
Vanguard Global ex-U.S. Real Estate Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Total World Stock Index Fund
Vanguard Malvern Funds	50,496,533,916	2,500,000
Vanguard Capital Value Fund
Vanguard Core Bond Fund
Vanguard Emerging Markets Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund
Vanguard Institutional Short-Term Bond Fund
Vanguard Short-Term Inflation-Protected Securities Index Fund
Vanguard U.S. Value Fund
Vanguard Massachusetts Tax-Exempt Funds	1,831,089,004	1,500,000
Vanguard Massachusetts Tax-Exempt Fund
Vanguard Money Market Reserves	193,935,411,783	2,500,000
Vanguard Federal Money Market Fund
Vanguard Prime Money Market Fund
Vanguard Montgomery Funds	1,658,377,358	1,500,000
Vanguard Market Neutral Fund
Vanguard Morgan Growth Fund	15,078,256,030	2,500,000
Vanguard Morgan Growth Fund
Vanguard Municipal Bond Funds	145,243,934,618	2,500,000
Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund
Vanguard Limited-Term Tax-Exempt Fund
Vanguard Long-Term Tax-Exempt Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Tax-Exempt Bond Index Fund
Vanguard Municipal Money Market Fund
Vanguard New Jersey Tax-Free Funds	3,499,495,569	2,100,000
Vanguard New Jersey Long-Term Tax-Exempt Fund
Vanguard New Jersey Municipal Money Market Fund
Vanguard New York Tax-Free Funds	7,507,720,389	2,500,000
Vanguard New York Long-Term Tax-Exempt Fund
Vanguard New York Municipal Money Market Fund
Vanguard Ohio Tax-Free Funds	1,200,043,158	1,250,000
Vanguard Ohio Long-Term Tax-Exempt Fund
Vanguard Pennsylvania Tax-Free Funds	5,506,968,527	2,500,000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Vanguard Pennsylvania Municipal Money Market Fund
Vanguard Quantitative Funds	10,729,415,583	2,500,000
Vanguard Growth and Income Fund
Vanguard Scottsdale Funds	80,524,067,989	2,500,000
Vanguard Explorer Value Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Long-Term Treasury Index Fund
Vanguard Mortgage-Backed Securities Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 3000 Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Short-Term Treasury Index Fund
Vanguard Specialized Funds	182,329,093,706	2,500,000
Vanguard Dividend Appreciation Index Fund
Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard Health Care Fund
Vanguard Precious Metals and Mining Fund
Vanguard Real Estate Index Fund

Vanguard STAR Funds	409,561,220,419	2,500,000
Vanguard LifeStrategy Conservative Growth Fund
Vanguard LifeStrategy Growth Fund
Vanguard LifeStrategy Income Fund
Vanguard LifeStrategy Moderate Growth Fund
Vanguard STAR Fund
Vanguard Total International Stock Index Fund
Vanguard Tax-Managed Funds	130,423,386,923	2,500,000
Vanguard Developed Markets Index Fund
Vanguard Tax-Managed Balanced Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Small-Cap Fund
Vanguard Trustees' Equity Fund	12,838,201,727	2,500,000
Vanguard Alternative Strategies Fund
Vanguard Diversified Equity Fund
Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund
Vanguard Valley Forge Funds	35,600,617,833	2,500,000
Vanguard Balanced Index Fund
Vanguard Managed Payout Fund
Vanguard Variable Insurance Funds	30,766,640,784	2,500,000
Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Conservative Allocation Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Global Bond Index Portfolio
Vanguard Growth Portfolio
Vanguard High Yield Bond Portfolio
Vanguard International Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard Moderate Allocation Portfolio
Vanguard Money Market Portfolio
Vanguard Real Estate Index Portfolio
Vanguard Short-Term Investment-Grade Portfolio
Vanguard Small Company Growth Portfolio
Vanguard Total Bond Market Index Portfolio
Vanguard Total International Stock Market Index Portfolio
Vanguard Total Stock Market Index Portfolio
Vanguard Wellesley Income Fund	53,241,629,826	2,500,000
Vanguard Wellesley Income Fund

Vanguard Wellington Fund	103,551,222,209	2,500,000
Vanguard Wellington Fund
Vanguard U.S. Liquidity Factor ETF
Vanguard U.S. Minimum Volatility Factor ETF
Vanguard U.S. Momentum Factor ETF
Vanguard U.S. Multifactor ETF
Vanguard U.S. Multifactor Fund
Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF
Vanguard Whitehall Funds	54,105,656,075	2,500,000
Vanguard Emerging Markets Government Bond Index Fund
Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard International Dividend Appreciation Index Fund
Vanguard International Explorer Fund
Vanguard International High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund
Vanguard Windsor Funds	67,567,905,122	2,500,000
Vanguard Windsor Fund
Vanguard Windsor II Fund
Vanguard World Fund	125,064,938,832	2,500,000
Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Extended Duration Treasury Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Global Wellesley Income Fund
Vanguard Global Wellington Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard International Growth Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

TOTALS	5,246,451,540,646	87,600,000